PRELIMINARY TERM SHEET



                                    GMAC RFC


                           $325,000,000 (APPROXIMATE)

                          RFMSII SERIES 2001-HS2 TRUST
                   HOME EQUITY LOAN PASS-THROUGH CERTIFICATES

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER

   The following is a preliminary Term Sheet. All terms and statements are subject to change.







                               SalomonSmithBarney
                             A member of Citigroup

                                  JUNE 1, 2001

--------------------------------------------------------------------------------
The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission
(SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.

RFMSII SERIES 2001-HS2
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2001-HS2
$325,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
----------------------------------------------------------------------------------------------------

                                   TO 10% CALL

% OF CPR                     0%          50%          75%         100%         125%        150%

CLASS A-1
AVG. LIFE (YRS)             6.08         1.48        1.10         0.90         0.77        0.68
WINDOW (MOS)                1-132        1-36        1-26         1-20         1-17        1-14
EXPECTED FINAL MAT.        06/2012     06/2004      08/2003      02/2003     11/2002      08/2002

CLASS A-2
AVG. LIFE (YRS)             12.21        3.63        2.58         2.00         1.64        1.39
WINDOW (MOS)               132-161      36-52        26-37        20-29       17-23        14-20
EXPECTED FINAL MAT.        11/2014     10/2005      07/2004      11/2003     05/2003      02/2003

CLASS A-3
AVG. LIFE (YRS)             14.45        5.55        3.92         3.00         2.41        2.00
WINDOW (MOS)               161-178      52-83        37-59        29-45       23-36        20-29
EXPECTED FINAL MAT.        04/2016     05/2008      05/2006      03/2005     06/2004      11/2003

CLASS A-4
AVG. LIFE (YRS)             14.83        9.10        6.55         5.00         3.99        3.27
WINDOW (MOS)               178-178      83-143      59-106        45-81       36-64        29-53
EXPECTED FINAL MAT.        04/2016     05/2013      04/2010      03/2008     10/2006      11/2005

CLASS A-5
AVG. LIFE (YRS)             14.83       11.91        8.83         6.74         5.33        4.41
WINDOW (MOS)               178-178     143-143      106-106       81-81       64-64        53-53
EXPECTED FINAL MAT.        04/2016     05/2013      04/2010      03/2008     10/2006      11/2005

                                   TO MATURITY

CLASS A-4
AVG. LIFE (YRS)             14.83        9.10        6.55         5.00         3.99        3.27
WINDOW (MOS)               178-178      83-144      59-106        45-81       36-65        29-53
EXPECTED FINAL MAT.        04/2016     06/2013      04/2010      03/2008     11/2006      11/2005

CLASS A-5
AVG. LIFE (YRS)             14.87       13.92        11.34        8.93         7.15        5.85
WINDOW (MOS)               178-214     144-178      106-178      81-168       65-138      53-113
EXPECTED FINAL MAT.        04/2019     04/2016      04/2016      06/2015     12/2012      11/2010
------------------------ ------------ ----------- ------------ ------------ ----------- ------------


--------------------------------------------------------------------------------
                  CLASS A-IO CERTIFICATES YIELD CONSIDERATIONS
--------------------------------------------------------------------------------

    If at any time prior to December 2003, the aggregate principal balance is reduced to $32,500,000 or less, the yield to investors in the Class A-IO Certificates will become extremely sensitive to the rate and timing of principal payments, including prepayments, defaults and liquidations, which may fluctuate significantly over time. Further, if the Master Servicer exercises its option to terminate the trust and such action results in the retirement of the certificates prior to the distribution date in December 2003, then the holders of the Class A-IO Certificates will receive fewer than the 30 distributions of interest that they would otherwise have been entitled to receive. Investors in the Class A-IO Certificates should fully consider the risk that an extremely rapid rate of prepayments on the mortgage loans could result in the failure of such investors to fully recover their investments.

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.

RFMSII SERIES 2001-HS2
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2001-HS2
$325,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
----------------------------------------------------------------------------------------------------

Statistics for the fixed rate home equity loans are listed below as of the Statistical Calculation Date May 25, 2001.

                                                 SUMMARY STATISTICS     RANGE (IF APPLICABLE)

  NUMBER OF MORTGAGE LOANS:                      7,365

  AGGREGATE CURRENT PRINCIPAL BALANCE:           $285,536,730.23        $3,302.52 to $214,751.70
  AVERAGE CURRENT PRINCIPAL BALANCE:             $38,769.41

  AGGREGATE ORIGINAL PRINCIPAL BALANCE:          $287,074,477.00        $9,550.00 to $215,000.00
  AVERAGE ORIGINAL PRINCIPAL BALANCE:            $38,978.20

  WTD. AVG. GROSS HOME EQUITY LOAN RATE:         9.99%                  7.05% to 14.37%

  WTD. AVG. ORIGINAL TERM (MONTHS):              178.75                 60.00 to 300.00
  WTD. AVG. REMAINING TERM (MONTHS):             177.18                 52.00 to 300.00

  WTD. AVG. ORIGINAL CLTV:                       88.55%                 4.00% to 100.00%

  WTD. AVG. BORROWER FICO:                       717.30                 620.00 to 822.00

  WTD. AVG. BORROWER DTI:                        37.58%                 3.00 to 51.00

  BALLOON LOANS (% OF TOTAL):                    46.53%

  WTD. AVG. JUNIOR MORTGAGE RATIO:               22.83%

  LIEN POSITION (1ST / 2ND):                     0.29% / 99.71%

  GEOGRAPHIC DISTRIBUTION:                       California  31.18%
                                                 Virginia    7.42%
                                                 Georgia     5.88%
                                                 Maryland    5.17%
                                                 Colorado    4.18%
                                                 Washington  3.69%
                                                 Florida     3.57%

------------------------------------------------ ---------------------- ----------------------------


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.

RFMSII SERIES 2001-HS2
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2001-HS2
$325,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                  CREDIT SCORE
---------------------------------------------------------------------------------------------------

  RANGE OF CREDIT SCORES            MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  620 - 639                            129                3,581,649.65                1.25
  640 - 659                            511               18,364,048.18                6.43
  660 - 679                            731               26,959,743.75                9.44
  680 - 699                          1,239               53,972,838.28               18.90
  700 - 719                          1,116               46,064,253.18               16.13
  720 - 739                          1,214               48,006,080.90               16.81
  740 - 759                          1,058               39,242,229.08               13.74
  760 - 779                            896               32,274,820.16               11.30
  780 - 799                            416               15,078,374.99                5.28
  800 - 822                             55                1,992,692.06                0.70

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                                 MORTGAGE RATES
---------------------------------------------------------------------------------------------------

  RANGE OF MORTGAGE RATES (%)       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  7.001 - 7.500                          2                   97,820.33                0.03
  7.501 - 8.000                         31                1,327,747.89                0.47
  8.001 - 8.500                        304               11,840,634.93                4.15
  8.501 - 9.000                      1,334               45,595,083.19               15.97
  9.001 - 9.500                      1,416               53,627,939.22               18.78
  9.501 - 10.000                     1,415               55,756,870.39               19.53
  10.001 - 10.500                      938               37,723,858.98               13.21
  10.501 - 11.000                      786               34,077,072.66               11.93
  11.001 - 11.500                      390               16,859,487.34                5.90
  11.501 - 12.000                      383               16,029,904.19                5.61
  12.001 - 12.500                      158                5,706,988.18                2.00
  12.501 - 13.000                      131                4,463,279.57                1.56
  13.001 - 13.500                       34                1,040,473.35                0.36
  13.501 - 14.000                       38                1,268,353.50                0.44
  14.001 - 14.500                        5                  121,216.51                0.04

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.

RFMSII SERIES 2001-HS2
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2001-HS2
$325,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------

  RANGE OF PRINCIPAL BALANCES       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  ($)                                 LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  <25,000.01                         2,155               40,292,921.33               14.11
  25,000.01 - 50,000.00              3,723              139,000,599.97               48.68
  50,000.01 - 75,000.00              1,040               63,169,680.08               22.12
  75,000.01 - 100,000.00               382               33,710,039.39               11.81
  100,000.01 - 125,000.00               24                2,710,586.53                0.95
  125,000.01 - 150,000.00               24                3,431,816.16                1.20
  150,000.01 - 175,000.00                4                  657,351.69                0.23
  175,000.01 - 200,000.00               12                2,348,983.38                0.82
  200,000.01 - 215,000.00                1                  214,751.70                0.08

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
---------------------------------------------------------------------------------------------------

  RANGE OF PRINCIPAL BALANCES       MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  ($)                                 LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  <10,000.01                           127                1,241,897.71                0.43
  10,000.01 - 20,000.00              1,144               18,629,206.23                6.52
  20,000.01 - 30,000.00              1,814               46,168,229.42               16.17
  30,000.01 - 40,000.00              1,437               50,648,854.65               17.74
  40,000.01 - 50,000.00              1,367               63,041,230.81               22.08
  50,000.01 - 60,000.00                559               30,893,945.83               10.82
  60,000.01 - 70,000.00                328               21,383,245.31                7.49
  70,000.01 - 80,000.00                239               17,914,252.89                6.27
  80,000.01 - 90,000.00                119               10,092,795.88                3.53
  90,000.01 - 100,000.00               166               16,159,582.04                5.66
  100,000.01 - 110,000.00               10                1,059,488.63                0.37
  110,000.01 - 120,000.00               10                1,165,552.82                0.41
  120,000.01 - 130,000.00                6                  741,718.19                0.26
  130,000.01 - 140,000.00                7                  964,640.49                0.34
  140,000.01 - 150,000.00               15                2,211,002.56                0.77
  150,000.01 - 200,000.00               16                3,006,335.07                1.05
  200,000.01 - 214,751.70                1                  214,751.70                0.08

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.

RFMSII SERIES 2001-HS2
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2001-HS2
$325,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS
---------------------------------------------------------------------------------------------------

RANGE OF ORIGINAL CLTVS (%)         MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 10.00                           1                   11,330.11                0.00
  10.01 - 20.00                          1                   16,200.00                0.01
  20.01 - 30.00                          8                  283,266.28                0.10
  30.01 - 40.00                         20                  714,507.01                0.25
  40.01 - 50.00                         40                1,444,851.21                0.51
  50.01 - 60.00                        111                4,629,698.32                1.62
  60.01 - 70.00                        260               10,831,939.53                3.79
  70.01 - 75.00                        295               12,934,309.74                4.53
  75.01 - 80.00                        545               23,789,527.57                8.33
  80.01 - 85.00                        545               18,477,676.17                6.47
  85.01 - 90.00                      2,312               80,608,275.68               28.23
  90.01 - 95.00                      2,224               88,949,721.22               31.15
  95.01 - 100.00                     1,003               42,845,427.39               15.01

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                             JUNIOR MORTGAGE RATIOS
---------------------------------------------------------------------------------------------------

RANGE OF JUNIOR MORTGAGE RATIOS     MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 5.00                           85                1,155,798.90                0.40
  5.01 - 10.00                         665               13,494,469.81                4.73
  10.01 - 15.00                      1,797               53,396,677.75               18.70
  15.01 - 20.00                      2,345               93,210,899.09               32.64
  20.01 - 25.00                        730               32,222,723.23               11.28
  25.01 - 30.00                        504               24,866,423.18                8.71
  30.01 - 40.00                        698               35,573,946.04               12.46
  40.01 - 50.00                        328               19,124,350.43                6.70
  50.01 - 60.00                        122                7,247,304.84                2.54
  60.01 - 70.00                         45                3,049,186.18                1.07
  70.01 - 80.00                         14                  834,222.59                0.29
  80.01 - 90.00                          5                  209,002.39                0.07
  90.01 - 100.00                         7                  334,940.34                0.12

  TOTAL:                             7,345              284,719,944.77               99.71

-------------------------------- ---------------- --------------------------- ---------------------

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.

RFMSII SERIES 2001-HS2
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2001-HS2
$325,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                      REMAINING TERM OF SCHEDULED MATURITY
---------------------------------------------------------------------------------------------------

  RANGE OF REMAINING TERM           MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  (MONTHS)                            LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  52 - 96                               41                1,002,005.49                0.35
  97 - 108                               1                   18,929.83                0.01
  109 - 120                            277                9,322,433.65                3.26
  157 - 168                              1                   24,483.97                0.01
  169 - 180                          6,969              271,487,478.95               95.08
  181 - 240                             47                2,010,497.81                0.70
  241 - 300                             29                1,670,900.53                0.59

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                       ORIGINAL TERM OF SCHEDULED MATURITY
---------------------------------------------------------------------------------------------------

  RANGE OF ORIGINAL TERM            MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  (MONTHS)                            LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  60 - 60                               41                1,002,005.49                0.35
  109 - 120                            276                9,292,152.95                3.25
  169 - 180                          6,972              271,561,173.45               95.11
  229 - 240                             47                2,010,497.81                0.70
  289 - 300                             29                1,670,900.53                0.59

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------



--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.

RFMSII SERIES 2001-HS2
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2001-HS2
$325,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
---------------------------------------------------------------------------------------------------

  STATE                             MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  CALIFORNIA                         2,140               89,021,245.07               31.18
  VIRGINIA                             520               21,194,247.44                7.42
  GEORGIA                              475               16,777,956.20                5.88
  MARYLAND                             410               14,759,331.96                5.17
  COLORADO                             324               11,925,474.35                4.18
  WASHINGTON                           284               10,541,253.38                3.69
  FLORIDA                              282               10,193,906.09                3.57
  OTHER(1)                            2930              111,123,315.74               38.93

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------



---------------------------------------------------------------------------------------------------
                                  PROPERTY TYPE
---------------------------------------------------------------------------------------------------

  TYPE                              MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  SINGLE FAMILY RESIDENCE            5,323              209,604,119.10               73.41
  PUD DETACHED                       1,176               46,991,804.61               16.46
  CONDO                                499               16,196,830.87                5.67
  PUD ATTACHED                         228                7,434,446.82                2.60
  MULTIFAMILY (2-4 UNITS)               59                2,592,048.43                0.91
  TOWNHOUSE/ROW HOUSE                   65                2,354,335.20                0.82
    ATTACHED
  PRECUT/PENALIZED                      12                  238,882.16                0.08
  UNKNOWN                                1                   69,334.98                0.02
  TOWNHOUSE/ROW HOUSE   `                2                   54,928.06                0.02
    DETACHED

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------

--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.

RFMSII SERIES 2001-HS2
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2001-HS2
$325,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
                                 OCCUPANCY TYPE
---------------------------------------------------------------------------------------------------

  PURPOSE                           MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  PRIMARY RESIDENCE                  7,340              284,787,168.90               99.74
  SECOND HOME                           24                  714,760.96                0.25
  NON-OWNER OCCUPIED                     1                   34,800.37                0.01

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                                  LIEN POSITION
---------------------------------------------------------------------------------------------------

  POSITION                          MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FIRST LIEN                            20                  816,785.46                0.29
  SECOND LIEN                        7,345              284,719,944.77               99.71

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------


---------------------------------------------------------------------------------------------------
                                 DEBT-TO-INCOME
---------------------------------------------------------------------------------------------------

 RANGE OF DEBT-TO-INCOME RATIOS     MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  0.00 - 5.00                            4                  106,055.98                0.04
  6.00 - 10.00                           3                   96,756.17                0.03
  11.00 - 15.00                         34                1,373,647.88                0.48
  16.00 - 20.00                        149                4,660,990.81                1.63
  21.00 - 25.00                        433               14,696,021.75                5.15
  26.00 - 30.00                        929               32,758,991.52               11.47
  31.00 - 35.00                      1,303               48,956,918.64               17.15
  36.00 - 40.00                      1,711               67,225,900.91               23.54
  41.00 - 45.00                      2,017               81,143,809.44               28.42
  46.00 - 50.00                        781               34,487,656.26               12.08
  51.00 - 51.00                          1                   29,980.87                0.01

  TOTAL:                             7,365              285,536,730.23              100.00

-------------------------------- ---------------- --------------------------- ---------------------


--------------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor
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

RFMSII SERIES 2001-HS2
HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 2001-HS2
$325,000,000 (APPROXIMATE)
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                             PREPAYMENT PENALTY TERM
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  PREPAYMENT PENALTY TERM           MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
  (MONTH)                             LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  NONE                               6,004              226,237,564.98               79.23
  12                                   105                5,296,630.92                1.85
  24                                    31                1,533,829.80                0.54
  36                                 1,186               50,784,355.35               17.79
  60                                    14                  566,356.70                0.20
  OTHER LESS THAN 60 MONTHS             25                1,117,992.48                0.39

  TOTAL:                             7,365              285,536,730.23              100.00

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                               DOCUMENTATION TYPE
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  TYPE                              MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  FULL DOCUMENTATION                 7,161              277,941,351.68               97.34
  ALTERNATIVE DOCUMENTATION            204                7,595,378.55                2.66

  TOTAL:                             7,365              285,536,730.23              100.00

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                                  LOAN PURPOSE
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  TYPE                              MORTGAGE             CUT-OFF DATE          % OF CUT-OFF DATE
                                      LOANS         PRINCIPAL BALANCE ($)      PRINCIPAL BALANCE
-------------------------------- ---------------- --------------------------- ---------------------

  DEBT CONSOLIDATION                 2,505              106,304,461.81               37.23
  PURCHASE MONEY                     2,596               98,782,467.41               34.60
  CASH                                 939               34,374,091.26               12.04
  LOWER RATE/REDUCED                   884               30,211,113.41               10.58
  OTHER                                274                9,731,459.83                3.41
  HOME IMP/DEBT CONS/ASSET             151                5,318,111.89                1.86
   ACQ
  HOME IMP.                             13                  710,603.17                0.25
  CONVENIENCE                            2                   54,606.25                0.02
  ASSET ACQUISITION                      1                   49,815.20                0.02

  TOTAL:                             7,365              285,536,730.23              100.00

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